Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
      The following unaudited pro forma condensed combined financial information has been derived by applying pro forma adjustments to the historical audited and unaudited financial statements of UCI Holdco, Inc. (“UCI Holdco”). We derived the unaudited pro forma condensed combined income statement data for the twelve months ended September 30, 2006 by (i) adding the income statement data from our audited historical consolidated financial statements for the fiscal year ended December 31, 2005 to the income statement data from our unaudited condensed consolidated financial statements for the nine months ended September 30, 2006 and subtracting the income statement data from our unaudited condensed consolidated income statement for the nine months ended September 30, 2005, and (ii) giving pro forma effect to (a) the assumed issuance of the notes we intend to issue on December 19, 2006 (the “notes”), and (b) the payment of a dividend to our stockholders in December of 2006 with the net proceeds from the notes and cash on hand (together, the “Transactions”), (c) the acquisition of ASC Industries, Inc. (“ASC”) and the related financing in May 2006 (the “ASC Acquisition”) and (d) our disposition of Flexible Lamps Ltd., in December 2006 (the “Flexible Lamps Sale”) as if they had occurred on January 1, 2005. Note, however, that the unaudited pro forma condensed combined income statement for the twelve months ended September 30, 2006 does not include the pro forma results of ASC for the three months ended December 31, 2005.
      The unaudited pro forma condensed combined balance sheet at September 30, 2006 gives effect to the following as if they had occurred on September 30, 2006:

•	the Flexible Lamps Sale;

•	the issuance of the notes; and

•	the December 2006 payment of a $260.0 million cash dividend to UCI Holdco’s common stockholders.
The effects of the ASC Acquisition are reflected in UCI Holdco’s historical consolidated balance sheet as of September 30, 2006.
      The unaudited pro forma condensed combined balance sheet at December 31, 2005 gives effect to the following as if they had occurred on December 31, 2005:

•	the ASC Acquisition;

•	the sales of the driveline components operation (“Neapco”) and the specialty distribution operation (“Pioneer”) and the related repayment of debt;

•	the Flexible Lamps Sale;

•	the issuance of the notes; and

•	the December 2006 payment of a $260.0 million cash dividend to UCI Holdco’s common stockholders.
      The unaudited pro forma condensed combined income statements for the twelve months ended September 30, 2006 and for the year ended December 31, 2005 give effect to the following as if they had occurred on January 1, 2005:

•	the Flexible Lamps Sale;

•	the issuance of the notes; and

•	the ASC Acquisition.
      The pro forma adjustments and their underlying assumptions are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.
      The pro forma adjustments presented are based on available information and assumptions that we believe are reasonable under the circumstances and are subject to revision as additional information becomes available. The actual adjustments to our historical financial statements upon the closing of the Transactions will depend on a number of factors, including additional information available on the closing date of the Transactions. Therefore, the actual adjustments will differ from the pro forma adjustments, and the differences may be material. The unaudited pro forma condensed combined financial information is presented for informational purposes only. The unaudited pro forma condensed combined financial information does not purport to represent what our results of operations or financial condition would have been had (i) the Transactions, (ii) the sales of the driveline components operation and the specialty distribution operation and the related repayment of debt, (iii) the ASC Acquisition, and (iv) the Flexible Lamps Sale actually occurred on the dates indicated and does not purport to project our results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information should be read in conjunction with Exhibits 99.2 and 99.3 to this Form 8-K.
      Regarding the ASC Acquisition, the pro forma adjustments give effect to (i) the preliminary allocation of the ASC Acquisition purchase price, (ii) the related financing and (iii) the changes to the capital structure of ASC. The information included herein has been prepared based on a preliminary allocation of the preliminary ASC Acquisition purchase price. This preliminary allocation was based on preliminary estimates of the fair value of the assets acquired and liabilities assumed. The purchase price allocation is subject to change until all pertinent information regarding the ASC Acquisition and the assets and liabilities of ASC are obtained and fully evaluated. Additional pertinent information that we are in the process of obtaining includes, but is not limited to, internal and independent consultant evaluations of environment-related risks and independent third-party appraisals of property, plant and equipment and intangible assets, other than goodwill. Finalization of the allocation of the ASC Acquisition purchase price could result in material changes to the unaudited pro forma condensed combined financial information presented herein. The allocation of the ASC Acquisition purchase price will be finalized within one year after the close of the ASC Acquisition (the “ASC Acquisition Date”). The ASC Acquisition is accounted for under the purchase method of accounting, and accordingly, the results of operations of ASC have been included in UCI Holdco’s results beginning on the date of the ASC Acquisition.

UCI Holdco, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
September 30, 2006
(in thousands)

		Pro Forma Adjustments

				Issuance				UCI
	UCI Holdco	Flexible		of the		Dividend		Holdco Pro
	Historical	Lamps Sale		Notes		Payment		Forma

ASSETS
Current assets
Cash and cash equivalents	$41,395	$(2,236	)(a)	$224,750	(e)	$(260,000	)(g)	$40,424	(1)
		36,515	(b)
Accounts receivable, net	253,641	(16,310	)(a)	—		—		237,331
Inventories, net	179,131	(6,272	)(a)	—		—		172,859
Deferred tax assets	26,261	(231	)(c)	—		—		26,030
Prepaid and other current assets	33,692	(794	)(a)	—		—		32,898

Total current assets	534,120	10,672		224,750		(260,000)		509,542
Property, plant and equipment, net	191,412	(25,925	)(a)	—		—		165,487
Goodwill	236,078	—		—		—		236,078
Other intangible assets, net	100,083	(2,400	)(a)	—		—		97,683
Deferred financing costs, net	5,887	—		7,900	(f)	—		13,787
Pension and other assets	13,676	—		—		—		13,676
Assets held for sale	4,477	—		—		—		4,477

Total assets	$1,085,733	$(17,653)		$232,650		$(260,000)		$1,040,730

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$97,335	$(6,625	)(a)	$—		$—		$90,710
Short-term borrowings	10,516	—		—		—		10,516
Current maturities of long-term debt	407	—		—		—		407
Accrued expenses and other current liabilities	109,841	(5,994	)(a)	—		—		105,911
		2,064	(c)

Total current liabilities	218,099	(10,555)		—		—		207,544
Long-term debt, less current maturities	521,831	—		232,650	(d)	—		754,481	(1)
Pension and other postretirement liabilities	46,372	(12,754	)(a)	—		—		33,618
Deferred tax liabilities	12,590	4,546	(c)	—		—		17,136
Other long-term liabilities	6,616	—		—		—		6,616

Total liabilities	805,508	(18,763)		232,650		—		1,019,395
Shareholders’ equity	280,225	2,798	(c)	—		(260,000	)(g)	21,335
		(1,688	)(c)

Total liabilities and shareholders’ equity	$1,085,733	$(17,653)		$232,650		$(260,000)		$1,040,730

(1)	In October 2006, $30.4 million of debt was voluntarily repaid. As a result, our cash and cash equivalents at September 30, 2006 would have been $10.0 million and long-term debt, less current maturities, would have been $724.1 million. Cash is further adjusted by $1.0 million to reflect the net effect of the Transactions and the Flexible Lamps Sale.
See accompanying Notes to the September 30, 2006 Unaudited Pro Forma Condensed Combined Balance Sheet.

UCI Holdco, Inc.
Notes to the September 30, 2006
Unaudited Pro Forma Condensed Combined Balance Sheet
      The pro forma adjustments are presented below and are grouped by transaction.
Flexible Lamps Sale
      (a) Reflects the elimination of the Flexible Lamps assets and liabilities sold.
      (b) Reflects the receipt of $36.5 million of net proceeds from the Flexible Lamps Sale.
      (c) Reflects the recognition of the gain on the sale as follows:

(in millions)

Net proceeds (reflected in (b) above)	$36.5
Write-off net assets and liabilities sold (reflected in (a) above)	(28.6)
Cash tax expense	(2.1)
Non-cash tax expense related to the reversal of book/tax temporary differences	(4.7)
Foreign currency gain	1.7

After-tax gain on sale	$2.8

Issuance of the Notes
      (d) Reflects the incurrence of $232.7 million principal amount of debt, net of an assumed 1.0%, or $2.3 million, discount.
      (e) Reflects the receipt of the net cash proceeds from the sale of the notes:

(in millions)

Principal amount	$235.0
Assumed discount	(2.3)
Estimated deferred financing costs	(7.9)

$224.8

      (f) Reflects estimated deferred financing costs:

(in millions)

Underwriting fee	$(5.9)
Other fees and expenses	(2.0)

$(7.9)

Payment of Dividend
      (g) Reflects the payment of the $260.0 million cash dividend payment.

UCI Holdco, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
December 31, 2005
(in thousands)

			Pro Forma Adjustments

					Sales of Neapco
					and Pioneer
	UCI Holdco	ASC	ASC		and Repayment		Flexible		Issuance of		Dividend		UCI Holdco
	Historical	Historical	Acquisition		of Debt		Lamps Sale		the Notes		Payment		Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$26,182	$1,552	$113,000	(l)	$36,312	(i)	$(2,418	)(a)	$224,750	(f)	$(260,000	) (g)	$20,455
			(3,636	)(m)	(34,625	)(k)	36,515	(b)
			(117,177	)(o)
Accounts receivable, net	233,007	16,770	—		—		(12,333	)(a)	—		—		237,444
Inventories, net	150,190	34,799	6,631	(p)	—		(4,248	)(a)	—		—		187,372
Deferred tax assets	22,529	1,504	(1,399	)(p)	—		(12	)(c)	—		—		22,622
Prepaid and other current assets	21,634	2,101	—		1,319	(i)	(1,043	)(a)	—		—		27,286
					3,275	(j)
Assets of discontinued operations	63,863	—	—		(63,863	)(h)	—		—		—		—

Total current assets	517,405	56,726	(2,581)		(57,582)		16,461		224,750		(260,000)		495,179
Property, plant and equipment, net	180,647	23,509	3,200	(p)	—		(24,031	)(a)	—		—		183,325
Goodwill	166,559	9,331	47,246	(p)	—		—		—		—		223,136
Other intangible assets, net	87,197	20,276	7,969	(p)	—		(2,400	)(a)	—		—		113,042
Deferred financing costs, net	6,177	881	(881	)(p)	—		—		7,900	(e)	—		15,088
			1,011	(m)
Pension and other assets	12,904	840	—		—		—		—		—		13,744
Assets of discontinued operations	13,953	—	—		(13,953	)(h)	—		—		—		—

Total assets	$984,842	$111,563	$55,964		$(71,535)		$(9,970)		$232,650		$(260,000)		$1,043,514

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$94,613	$17,171	$—		$—		$(6,615	)(a)	$—		$—		$105,169
Short-term borrowings	261	32,453	(22,602	)(p)	—		—		—		—		10,112
Current maturities of long-term debt	12	411	—		—		—		—		—		423
Accrued expenses and other current liabilities	93,585	4,030	4,068	(p)	—		(197	)(a)	—		—		102,526
			(1,024	)(n)			2,064	(c)
Liabilities of discontinued operations	17,778	—	—		(17,778	)(h)	—		—		—		—

Total current liabilities	206,249	54,065	(19,558)		(17,778)		(4,748)		—		—		218,230
Long-term debt, less current maturities	442,274	20,193	(19,184	)(p)	(34,625	)(k)	—		232,650	(d)	—		754,308
			113,000	(l)
Pension and other postretirement liabilities	49,623	—	—		—		(12,727	)(a)	—		—		36,896
Deferred tax liabilities	3,554	4,543	3,078	(p)	—		5,773	(c)	—		—		16,948
Other long-term liabilities	1,936	6,724	(2,033	)(p)	—		—		—		—		6,627
Put option obligation	—	26,000	(26,000	)(p)	—		—		—		—		—
Redeemable preferred stock	—	7,202	(7,202	)(p)	—		—		—		—		—
Liabilities of discontinued operations	860	—	—		(860	)(h)	—		—		—		—

Total liabilities	704,496	118,727	42,101		(53,263)		(11,702)		232,650		—		1,033,009
Shareholders’ equity	280,346	(7,164)	8,300	(o)	(18,272	)(j)	2,798	(c)	—		(260,000	)(g)	10,505
			(1,601	)(n)			(1,066	)(c)
			7,164	(p)

Total liabilities and shareholders’ equity	$984,842	$111,563	$55,964		$(71,535)		$(9,970)		$232,650		$(260,000)		$1,043,514

See accompanying Notes to the December 31, 2005 Unaudited Pro Forma Condensed Combined Balance Sheet.

UCI Holdco, Inc.
Notes to the December 31, 2005
Unaudited Pro Forma Condensed Combined Balance Sheet
      The pro forma adjustments are presented below and are grouped by transaction.
Flexible Lamps Sale
      (a) Reflects the elimination of the Flexible Lamps assets and liabilities sold.
      (b) Reflects the receipt of $36.5 million of net proceeds from the sale.
      (c) Reflects the recognition of the gain on the sale as follow:

(In millions)

Net proceeds (reflected in (b) above)	$36.5
Write-off of net assets and liabilities sold (reflected in (a) above)	(26.9)
Cash tax expense	(2.1)
Non-cash tax expense related to the reversal of book/tax temporary differences	(5.8)
Foreign currency gain	1.1

After-tax gain on sale	$2.8

Issuance of the Notes
      (d) Reflects the incurrence of $232.7 million principal amount of debt, net of an assumed 1%, or $2.3 million, discount.
      (e) Reflects estimated deferred financing costs:

(In millions)

Underwriting fee	$(5.9)
Other fees and expenses	(2.0)

$(7.9)

      (f) Reflects the receipt of the net cash proceeds form the sale of the notes by:

(In millions)

Principal amount	$235.0
Assumed discount	(2.3)
Estimated deferred financing costs	(7.9)

$224.8

Payment of Dividend
      (g) Reflects the $260.0 million cash dividend payment.
Sales of Driveline Components Operation and Specialty Distribution Operation and Subsequent Repayment of Debt
      (h) Reflects the elimination of the driveline components operation and the specialty distribution operation assets and liabilities sold.
      (i) Reflects the receipt of proceeds from the sales of $36.3 million of cash and a $1.3 million receivable.

UCI Holdco, Inc.
Notes to the December 31, 2005
Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

(j)	Reflects the $18.3 million after-tax loss on the sales and the recognition of the $3.3 million which is the combined effect of (i) income taxes receivable due to the loss and (ii) the difference between the December 31, 2005 amount of net assets of the operations sold and the June 30, 2006 amount of net assets actually sold when the sales and the $18.3 million after-tax loss actually occurred.
      (k) Reflects the $34.6 million repayment of debt.
Acquisition of ASC
      The following pro forma adjustments are based on management’s preliminary estimate of the ASC Acquisition purchase price and on management’s preliminary estimates of the fair values of the assets acquired and liabilities assumed. Finalization of the allocation of the ASC Acquisition purchase price could result in material changes to these pro forma adjustments.

(l)	Represents the net proceeds from borrowing $330.0 million under UCI’s senior credit agreement and repaying $217.0 million of outstanding borrowings under UCI’s previously existing credit agreement, as follows:

(in millions)

Cash received from borrowings under the senior credit agreement	$330.0
Repayment of debt outstanding under UCI’s previously existing credit agreement	(217.0)

Net cash received (used to partially finance the ASC Acquisition)	$113.0

(m)	Represents (i) the payment of $3.6 million of fees in connection with the senior credit agreement and (ii) the net change in UCI’s unamortized deferred financing fees resulting from the payment of these fees and the loss recognized to write off UCI’s unamortized deferred financing fees related to the extinguishment of UCI’s previously outstanding debt.

(in millions)

Cash paid for fees related to the senior credit agreement	$3.6
To recognize the write-off of UCI’s unamortized deferred financing fees related to the extinguishment of debt	(2.6)

Net increase in UCI’s unamortized deferred financing fees	$1.0

(n)	Represents the impact that the aforementioned loss related to the write-off of the unamortized deferred financing fees has on December 31, 2005 income taxes payable and retained earnings. It is calculated as follows:

(in millions)

To recognize the write-off of UCI’s unamortized deferred financing fees related to the extinguishment of debt	$2.6
Income taxes payable (receivable)	(1.0)

Adjustment to retained earnings	$1.6

UCI Holdco, Inc.
Notes to the December 31, 2005
Unaudited Pro Forma Condensed Combined Balance Sheet — (Continued)

(o)	Represents the cash payment portion and the rollover equity portion of the preliminary ASC Acquisition purchase price. The consideration is as follows:

(in millions)

Cash paid	$117.2
Rollover equity	8.3

$125.5

(p)	The following table reflects (i) the pro forma adjustments to record the difference between the preliminary estimated fair values and the December 31, 2005 historical amounts of ASC’s assets acquired and liabilities assumed and (ii) repayment of the redeemable preferred stock, put option, certain debt and other acquisition related obligations in connection with the ASC Acquisition.
      The following table does not include assets and assumed liabilities for which the estimated fair values equal the historical amounts.

		Preliminary
		Estimated Fair
		Value after
		Repayment of Put
		Option, Preferred
		Stock, Certain
		Debt, and Other
		Acquisition Related	Pro Forma
	ASC Historical	Obligations	Adjustments

	(in millions)
Inventories, net	$34.8	$41.4	$6.6
Property, plant and equipment, net	23.5	26.7	3.2
Other intangible assets, net	9.3	17.3	8.0
Goodwill	20.2	67.5	47.3
Deferred financing costs, net	0.8	—	(0.8)
Accrued expenses and other liabilities	(4.0)	(8.1)	(4.1)
Debt repaid upon the closing of the ASC Acquisition	(53.1)	(11.3)	41.8
Put option obligation repaid upon the closing of the ASC Acquisition	(26.0)	—	26.0
Redeemable preferred stock repaid upon the closing of the ASC Acquisition	(7.2)	—	7.2
Other long-term liabilities	(6.7)	(4.7)	2.0
Deferred income tax liabilities, net	(3.0)	(7.5)	(4.5)
Shareholders’ equity adjusted to eliminate ASC’s historical amounts	7.2	—	(7.2)

			$125.5

UCI Holdco, Inc.
Unaudited Pro Forma Condensed Combined Income Statement
Twelve Months Ended September 30, 2006 (1)
(in thousands)

	UCI Holdco		ASC
	Historical	UCI Holdco	Historical	Pro Forma Adjustments
	(Three	Historical	(January 1
	Months	(Nine Months	to May 25,	ASC Acquisition
	Ended	Ended	2006	(Nine Months Ended		Flexible Lamps Sale		Issuance of the Notes		UCI
	December 31,	September 30,	Acquisition	September 30,		(Twelve Months Ended		(Twelve Months Ended		Holdco
	2005)	2006)	Date)	2006) (1)		September 30, 2006)		September 30, 2006)		Pro Forma

Net sales	$205,819	$729,012	$41,954	$—		$(60,592	)(a)	$—		$916,193
Cost of sales	176,743	584,216	34,711	(8,097	)(d)	(51,109	)(a)	—		735,978
				(486	)(e)

Gross profit	29,076	144,796	7,243	8,583		(9,483)		—		180,215
Operating expenses
Selling and warehousing	14,727	47,826	1,172	—		(3,336	)(a)	—		60,389
General and administrative	10,646	34,721	1,727	—		(4,262	)(a)	—		42,832
Amortization of acquired intangible assets	1,116	4,773	1,272	(477	)(f)	(153	)(a)	—		6,531
Costs of integration of water pump operations and resulting asset impairment losses	—	5,429	—	(5,429	)(i)	—		—		—
Costs of closing facilities and consolidating operations	—	6,275	—	—		—		—		6,275
Asset impairments and other costs	18,771	—	—	—		—		—		18,771

Operating income	(16,184)	45,772	3,072	14,489		(1,732)		—		45,417
Other income (expense)
Interest expense, net	(9,489)	(31,935)	(2,533)	(903	)(g)	189	(a)	(34,877	)(b)	(79,548)
Write-off of deferred financing costs	—	(2,625)	—	2,625	(c)	—		—		—
Management fee expense	(500)	(1,500)	(140)	140	(h)	—		—		(2,000)
Miscellaneous, net	(788)	92	(234)	(803	)(d)	4	(a)	—		(1,186)
				(57	)(e)
				600	(h)

Income (loss) before income taxes	(26,961)	9,804	165	16,091		(1,539)		(34,877)		(37,317)
Income tax expense (benefit)	(8,662)	5,347	(339)	6,276	(j)	(1,848	)(a)	(12,934	)(b)	(12,160)

Net income (loss) from continuing operations	$(18,299)	$4,457	$504	$9,815		$309		$(21,943)		$(25,157)

(1)	The unaudited pro forma condensed combined income statement for the twelve months ended September 30, 2006 does not include the pro forma results of ASC for the three months ended December 31, 2005.
See accompanying Notes to the Unaudited Pro Forma Condensed Combined Income Statement for the Twelve Months Ended September 30, 2006.

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Twelve Months Ended September 30, 2006
      The pro forma adjustments are presented below and are grouped by transaction.
Flexible Lamps Sale
      (a) Reflects the elimination of the results of operations of Flexible Lamps.
Issuance of the Notes
      (b) Reflects (i) the additional interest expense related to $235.0 million of new debt, (ii) the amortization net of an assumed 1.0%, or $2.3 million, discount over the life of the notes, and (iii) the amortization of the $7.9 million of deferred financing costs over the life of the notes.
      The additional interest expense related to the $235.0 million of debt is calculated at an assumed rate of three-month LIBOR of 5.39% plus an assumed spread of 7.0%. A 0.25% change in the rate would change interest expense by $0.6 million.

(In millions)
Additional interest expense to reflect the additional debt outstanding	$33.5
Increase in interest expense for the amortization of the debt discount	0.3
Increase in interest expense for the amortization of the deferred financing costs	1.1

$34.9

Related income tax benefit calculated based on a combined U.S. and State statutory tax rate (adjusted for those state tax jurisdictions where the interest expense is not expected to be deductible)	$(12.9)

ASC Acquisition
      Note that the notes presented below relate to the pro forma adjustments for the unaudited pro forma condensed combined income statement of UCI Holdco for the twelve months ended September 30, 2006. As discussed previously, the pro forma condensed combined income statement for the twelve months ended September 30, 2006 reflects ASC’s results only for the nine months ended September 30, 2006; accordingly, the pro forma adjustments relating to the acquisition of ASC and the related financing for the 2006 period appear below under the caption “Nine Months Ended September 30, 2006.”
      (c) Represents the elimination of the write-off in UCI’s historical 2006 income statement of the unamortized deferred financing costs related to the extinguishment of debt as if it had occurred in 2005.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Elimination of the 2006 write-off of UCI’s unamortized deferred financing costs related to the extinguishment of debt as if it had occurred on January 1, 2005	$(2,625)

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Twelve Months Ended September 30, 2006 — (Continued)
      (d) Represents the elimination of the increase in cost of sales in UCI’s historical 2006 income statement due to the sale of acquired inventory that was written up to fair value as if such sales had occurred in 2005. This non-cash charge will occur only one time within one year after the ASC Acquisition Date.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Elimination of the 2006 increase in cost of sales resulting from the sale of inventory written up to fair value to reflect such costs as if they had occurred in 2005	$(8,097)
Related effect on minority interest	$803
      (e) Represents adjustment to depreciation expense to reflect the acquired fixed assets write-up to fair value offset by the related change in estimated useful lives, and the related effect on minority interest. The estimated depreciation expense is computed on a straight-line basis over the estimated useful lives of the fixed assets, which range from 16 to 34 years for buildings and from 2 to 15 years for machinery and equipment.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Elimination of ASC’s historical depreciation expense	$(1,673)
Estimated depreciation expense resulting from fair value adjustment and related change in estimated useful lives	1,187

$(486)

Related effect on minority interest	$57
      (f) Represents adjustment to amortization expense to reflect the amortization of the acquired intangible assets. Acquired intangible assets are primarily customer relations and trademarks. The estimated amortization expense is computed on an accelerated basis commensurate with the expected benefits received from such intangibles. The useful lives of these intangibles are estimated to range from 3 to 16 years.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Elimination of ASC’s historical amortization expense	$(1,272)
Estimated amortization expense resulting from acquired intangible assets	795

$(477)

      (g) Represents adjustment to interest expense to reflect (i) the $113.0 million of additional debt outstanding, and (ii) the lower interest rate (0.25%) related to the amended and restated credit agreement of UCI, (iii) the net change in UCI’s interest expense resulting from the net change in unamortized deferred financing fees and the change in maturity date of the debt, (iv) the elimination of the one-time cost related to the

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Twelve Months Ended September 30, 2006 — (Continued)
amendment of UCI’s revolving credit facility in 2006, and (v) the repayment of certain ASC debt at the ASC Acquisition Date, including the related amortization of deferred financing costs and debt issue costs.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Additional interest expense to reflect the additional debt outstanding	$4,045
Reduction of interest expense due to the lower interest rate	(271)
Net change in interest expense resulting from the net change in deferred financing costs and maturity date of the debt	(402)
Elimination of the one-time cost related to the amendment of UCI’s revolving credit facility	(217)
Elimination of ASC’s interest expense reflected in historical amounts related to debt paid at the ASC Acquisition Date, including the related amortization of deferred financing costs and debt issue costs	(2,252)

$903

      (h) Represents adjustment to other costs in ASC’s historical amounts that were affected by the ASC Acquisition.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Elimination of ASC’s management fees. Such fees will not be paid subsequent to the ASC Acquisition Date	$(140)
Elimination of ASC’s deal costs which are reflected in ASC’s historical amounts	(600)
      (i) In the nine months ended September 30, 2006, UCI Holdco recorded $5.4 million of expenses for the cost of, and the related impairment from, integrating the ASC water pump operations with the water pump operations of UCI that existed before the ASC Acquisition. Pro forma adjustment “(i)” represents the elimination of the 2006 integration costs and the related impairment of assets to record these expenses as if they had occurred in 2005.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Elimination of the 2006 integration costs and the related impairment of assets and reflection of such costs as if they had occurred in 2005	$(5,429)

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Twelve Months Ended September 30, 2006 — (Continued)
      (j) Represents adjustment to income tax expense to reflect the aggregate pro forma income tax effect on the pro forma adjustments. Income tax expense is calculated based on a combined U.S. and State statutory tax rate. Goodwill is not expected to be deductible for income tax purposes.

Pro Forma
Adjustments

Nine Months
Ended
September 30, 2006

(In thousands)
Adjustment to income tax expense to reflect the income tax effect on the pro forma adjustments	$6,276

UCI Holdco, Inc.
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2005
(In thousands)

			Pro Forma Adjustments
	UCI								UCI
	Holdco	ASC			Flexible Lamps		Issuance of the		Holdco
	Historical	Historical	ASC Acquisition		Sale		Notes		Pro Forma

Net sales	$873,426	$98,258	$—		$(60,723	)(a)	$—		$910,961
Cost of sales	708,360	80,338	9,766	(e)	(50,706	)(a)	—		747,118
			(640	)(f)			—

Gross profit	165,066	17,920	(9,126)		(10,017)		—		163,843
Operating expenses
Selling and warehousing	60,813	3,113	—		(3,547	)(a)	—		60,379
General and administrative	41,761	4,712	(26	)(j)	(3,805	)(a)	—		42,642
Amortization of acquired intangible assets	5,888	3,053	(1,192	)(g)	—		—		7,749
Costs of integration of water pump operations and resulting asset impairment losses	—	—	5,429	(k)	—		—		5,429
Asset impairments and other costs	21,530	—	—		—		—		21,530

Operating income	35,074	7,042	(13,337)		(2,665)		—		26,114
Other income (expense)
Interest expense, net	(36,003)	(6,689)	(1,613	)(h)	(87	)(a)	(31,955	)(c)	(76,347)
Loss on extinguishment of debt	—	—	(2,625	)(d)	—		—		(2,625)
Accretion of put option obligation	—	(8,875)	8,875	(i)	—		—		—
Management fee expense	(2,000)	(421)	421	(j)	—		—		(2,000)
Miscellaneous, net	(1,139)	(512)	966	(e)	15	(a)	—		(554)
			(134	)(f)
			250	(j)

(Loss) income before income taxes	(4,068)	(9,455)	(7,197)		(2,737)		(31,955)		(55,412)
Income tax expense (benefit)	1,678	(807)	(5,714	)(l)	(1,167	)(a)	(11,852	)(c)	(17,862)

(Loss) income from continuing operations	$(5,746)	$(8,648)	$(1,483)		$(1,570)		$(20,103)		$(37,550)

Discontinued Operations
Gain on sale of discontinued operations, net of tax					$2,798	(b)			$2,798

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Income Statement
for the Year Ended December 31, 2005.

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2005
      The pro forma adjustments are presented below and are grouped by transaction.
Flexible Lamps Sale
      (a) Reflects the elimination of the results of operations of Flexible Lamps.
      (b) Reflects the recognition of the $2.8 million after tax gain on the sale.
Issuance of the Notes
      (c) Reflects (i) the additional interest expense related to $235.0 million of new debt, (ii) the amortization of an assumed $2.3 million (1%) of debt discount over the life of the notes, and (iii) the amortization of the $7.9 million of deferred financing costs over the life of the notes.
      The additional interest expense related to the $235.0 million of debt is calculated at an assumed rate of three-month LIBOR of 5.39% plus an assumed spread of 7.0%. A 0.25% change in the rate would change interest expense by $0.6 million.

(In millions)
Additional interest expense to reflect the additional debt outstanding	$30.6
Increase in interest expense for the amortization of the debt discount	0.3
Increase in interest expense for the amortization of the deferred financing costs	1.1

$32.0

Related income tax benefit calculated based on a combined U.S. and State statutory tax rate (adjusted for those state tax jurisdictions where the interest expense is not expected to be deductible)	$(11.9)

ASC Acquisition
      (d) Represents adjustment for the 2006 write-off of unamortized deferred financing costs as if it had occurred in 2005.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Recognition of the 2006 write-off of UCI’s unamortized deferred financing costs related to the extinguishment of debt as if they had occurred on January 1, 2005	$2,625

      (e) Represents adjustment for the recognition of the adverse effect of the higher costs due to the 2006 sale of acquired inventory that was written-up to fair value and the related effect on minority interest as if

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2005 — (Continued)
such sales of inventory had occurred in 2005. This non-cash charge will occur only one time within one year after the ASC Acquisition Date.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Recognition of the adverse effect of the 2006 sale of acquired inventory written up to fair value and reflection of such sale as if it had occurred in 2005	$9,766
Related effect on minority interest	$(966)
      (f) Represents adjustment to depreciation expense to reflect the acquired fixed assets write-up to fair value offset by the related change in estimated useful lives, and the related effect on minority interest. The estimated depreciation expense is computed on a straight-line basis over the estimated useful lives of the fixed assets, which range from 16 to 34 years for buildings and from 2 to 15 years for machinery and equipment.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Elimination of ASC’s historical depreciation expense	$ $(3,488)
Estimated depreciation expense resulting from fair value adjustment and related change in estimated useful lives	2,848

$(640)

Related effect on minority interest	$134
      (g) Represents adjustment to amortization expense to reflect the amortization of the acquired intangible assets. Acquired intangible assets are primarily customer relations and trademarks. The estimated amortization expense is computed on an accelerated basis commensurate with the expected benefits received from such intangibles. The useful lives of these intangibles are estimated to range from 3 to 16 years.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Elimination of ASC’s historical amortization expense	$(3,053)
Estimated amortization expense resulting from acquired intangible assets	1,861

$(1,192)

      (h) Represents adjustment to interest expense to reflect (i) the $113.0 million of additional debt outstanding, and (ii) the lower interest rate (0.25%) related to the senior credit agreement, (iii) the net change in UCI’s interest expense resulting from the net change in unamortized deferred financing fees and the change in maturity date of the debt, (iv) the recognition of the one-time cost in 2006 related to the amendment of UCI’s revolving credit facility as if it had occurred in 2005 and (v) the repayment of certain

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2005 — (Continued)
ASC debt at the ASC Acquisition Date, including the related amortization of deferred financing costs and debt issue costs.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Additional interest expense to reflect the additional debt outstanding	$7,876
Reduction of interest expense due to the lower interest rate	(543)
Net change in interest expense resulting from the net change in deferred financing costs and maturity date of the debt	(186)
One-time cost related to the amendment of UCI’s revolving credit facility	217
Elimination of ASC’s interest expense reflected in historical amounts related to debt paid at the ASC Acquisition Date, including the related amortization of deferred financing costs and debt issue costs	(5,751)

$1,613

      (i) Represents adjustment to ASC’s historical amounts to eliminate the accretion of the put option obligation, which was paid at the ASC Acquisition Date.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Elimination of ASC’s accretion of the put option obligation reflected in historical amounts and paid at the ASC Acquisition Date	$(8,875)

      (j) Represents adjustment to other costs in ASC’s historical amounts that were affected by the ASC Acquisition.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Elimination of ASC’s stock compensation expense. All outstanding stock options became fully vested and were paid at the ASC Acquisition Date	$(26)
Elimination of ASC’s management fees. Such fees will not be paid subsequent to the ASC Acquisition Date	(421)
Elimination of ASC’s deal costs which are reflected in ASC’s historical amounts	(250)
      (k) In the nine months ended September 30, 2006, UCI Holdco recorded $5.4 million of expenses for the cost of, and the related impairment from, integrating the ASC water pump operations with the water

UCI Holdco, Inc.
Notes to the Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2005 — (Continued)
pump operations of UCI that existed before the ASC Acquisition. Pro forma adjustment “(k)” represents an adjustment to record these expenses as if they had occurred in 2005.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Recognition of the 2006 integration costs and the related impairment of assets and reflection of such costs as if they had occurred in 2005	$5,429

      (l) Represents adjustment to income tax expense to reflect the aggregate pro forma income tax effect on the pro forma adjustments, (i) excluding the pro forma adjustment related to the accretion of the put option which is not deductible for income tax purposes, and (ii) including the income tax benefit related to ASC’s outstanding stock options, which became fully vested and were paid at the ASC Acquisition Date. Income tax expense is calculated based on a combined U.S. and State statutory tax rate. Goodwill is not expected to be deductible for income tax purposes.

Pro Forma
Adjustments

Year Ended
December 31, 2005

(In thousands)
Adjustment to income tax expense to reflect the income tax effect on the pro forma adjustments	$(5,714)